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Exhibit 99.2 Certification Of Cheryl J. Mihitsch

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of GLB Bancorp, Inc. ("GLB") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cheryl J. Mihitsch, Chief Financial Officer and Treasurer of GLB, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:





        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GLB.


Date: November 8, 2002

                                          By: /s/ Cheryl J. Mihitsch
                                              ---------------------------
                                              Cheryl J. Mihitsch
                                              Chief Financial Officer and
                                              Treasurer